[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.17(c)
THIRD AMENDED AND RESTATED LETTER AGREEMENT NO. 2

Frontier Airlines, Inc. 4545 Airport Way
Denver, Colorado 80239

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

This Third Amended and Restated Letter Agreement No. 2 (hereinafter referred to as this “Letter Agreement”) is entered into as of November 13, 2021 between FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to hereby amend certain terms of the Agreement;

NOW, THEREFORE, IT IS AGREED THAT SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 2, DATED AS OF OCTOBER 9, 2019 BETWEEN THE BUYER AND THE SELLER, IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.A320 BACKLOG AIRCRAFT [***]

[***]

1.1[***]

1.2[***]

1.3[***]

1.4[***]

1.5[***]

1.6[***]

1.7[***]

1.8[***]

[***]

[***]

[***]

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2.A319 AIRCRAFT [***]

[***]

2.1[***]

2.2[***]

2.3[***]

2.4[***]

2.5[***]

2.6[***]

2.7[***]

2.8[***]

[***]

[***]

[***]

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3.A319 [***]

3.1[***]

3.2[***]

3.3[***]

4.A321 BACKLOG AIRCRAFT [***]

[***]

4.1[***]

4.2[***]

4.3[***]

4.4[***]

4.5[***]

4.6[***]

4.7[***]

4.8[***]

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4.9[***]

[***]

[***]

[***]

5.[***]

5.1[***]

5.1.1(a) [***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

5.1.2[***]

5.1.3[***]

5.1.4[***]

3rd A&R LA 2 -5

5.1.5[***]

5.1.6[***]

5.2[***]

5.2.1(a) [***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

5.2.2[***]

5.2.3[***]

5.2.4[***]

5.2.5[***]

5.2.6[***]

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5.3A321XLR AIRCRAFT [***]

5.3.1[***]

5.3.1.1[***]

5.3.1.2[***]

5.3.1.3[***]

5.3.1.4[***]

5.3.1.5[***]

5.3.1.6[***]

5.3.1.7[***]

5.3.2[***]

5.3.2.1[***]

[***]

[***]

5.3.2.2[***]

3rd A&R LA 2 -7

6.[***]

6.1[***]

[***]

(a)[***]

(b)[***]

[***]

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

[***]

3rd A&R LA 2 -8

6.2(a)    INTENTIONALLY LEFT BLANK

(b)[***]

[***]

(a)[***]

(b)[***]

[***]

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

[***]

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[***]

[***]

6.3[***]

[***]

7.INTENTIONALLY LEFT BLANK

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8.PRICE REVISION FORM ULA

8.1Part 1 of Exhibit C to the Agreement, Seller Price Revision Formula, is deleted in its entirety and replaced with the Part 1 and Part 1A of Exhibit C, annexed as Appendix 1 to this Letter Agreement.

8.2Part 2 of Exhibit C, Propulsion System Price Revision Formula – CFM International, is deleted in its entirety and replaced with the Part 2 of Exhibit C, annexed as Appendix 2 to this Letter Agreement.

9.[***]

[***]

10.[***]

The Buyer and Seller agree that, as of the date hereof, the [***]

11.[***]

[***]

12.ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

13.CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

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14.EFFECT OF LETTER AGREEMENT

This Letter Agreement shall terminate and be of no further force and effect, and the parties shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect hereof at the close of business, November 15, 2021 unless (i) [***] and (ii) [***]

For purpose of this Clause 14:

[***]; and

[***]

15.COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

3rd A&R LA 2 -12

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:    /s/ Benoît de Saint-Exupéry
    Benoît de Saint-Exupéry
Its:    Senior Vice President, Contracts

Accepted and Agreed FRONTIER AIRLINES, INC.

By: /s/ Howard Diamond

Its: General Counsel

    3rd A&R LA 2

APPENDIX 1 TO Third Amended and Restated LETTER AGREEMENT NO. 2

EXHIBIT C to the Agreement

SELLER PRICE REVISION FORMULA

Table of Contents

Part 1    Seller Price Revision Formula

Part 1A    Seller Price Revision Formula (Incremental Aircraft)

Part 2    Propulsion System Price Revision Formula:
CFM International, Inc.

Part 3    Propulsion System Price Revision Formula: International Aero Engines, LLC

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EXHIBIT C

PART 1    SELLER PRICE REVISION FORMULA (BACKLOG AIRCRAFT)

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EXHIBIT C

PART 1A    SELLER PRICE REVISION FORMULA (INCREMENTAL AIRCRAFT)

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EXHIBIT C

PART 2        PROPULSION SYSTEM PRICE REVISION FORMULA CFM INTERNATIONAL

3rd A&R LA 2 -17

EXHIBIT C

PART 3    PROPULSION SYSTEM PRICE REVISION FORMULA
International Aero Engines, LLC

3rd A&R LA 2 -18